Exhibit 99.3

Pro Forma

Focus Universal Inc.

and AVX Design & Integration, Inc.

Pro Forma Consolidated Financial Statements

(unaudited)

F-1

Focus Universal Inc.,

and AVX Design & Integration, Inc.

Pro Forma Consolidated Balance Sheet

As of December 31, 2018

(unaudited)

			Pro forma		Pro forma
	Focus	AVX	Adjustments		Consolidated

ASSETS
Current assets
Cash and cash equivalents	$4,455,751	$103,193	$(550,000)	a	$4,008,944
Accounts receivable	10,908	318,871			327,529
Accounts receivable - related party	39,625	–			39,779
Inventories, net	69,787	32,638			102,425
Prepaid expenses	115,833	–			115,833
Total Current Assets	4,691,904	454,702	(550,000)		4,596,606

Property and equipment, net	4,578,135	11,526			4,589,661

Other assets:
Deposits	7,872	5,968			13,840
Goodwill	–	–	592,264	a	592,264

Total assets:	$9,277,911	$472,196	$42,264		$9,792,371

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$163,661	$106,907	$–		$270,568
Accounts payable - related party	4,921	–			4,921
Note payable - short term	–	–	50,000	a	50,000
Other payable	7,210	–			7,210
Customer deposit	36,184	–			36,184
Total Current Liabilities	211,976	106,907	50,000		368,883

Non-current Liabilities
Deferred rent	–	11,157			11,157
Total Non-Current Liabilities	–	11,157	–		11,157

Total Liabilities	211,976	118,064	50,000		380,040

Stockholders' Equity
Common stocks	40,907	2,000	(1,961)	a	40,946
Additional paid-in capital	12,956,486	–	290,677	a	13,247,163
Shares to be issued, common shares	72,000	–			72,000
Retained earnings (Accumulated deficit)	(4,003,458)	352,132	(296,452)	a	(3,947,778)
Total stockholders' equity	9,065,935	354,132	(7,736)		9,412,331

Total Liabilities and Stockholders' Equity	$9,277,911	$472,196	$42,264		$9,792,371

F-2

Focus Universal Inc.,

and AVX Design & Integration, Inc.

Pro Forma Consolidated Statement of Operation

For the year ended December 31, 2018

(unaudited)

			Pro forma	Pro forma
	Focus	AVX	Adjustments	Consolidated

Revenue	$285,929	$1,788,702	$–	$2,074,631
Revenue - related party	22,200	–	–	22,200
Total revenue	308,129	1,788,702	–	2,096,831

Cost of Revenue	137,897	968,807	–	1,106,704

Gross Profit	170,232	819,895	–	990,127

Operation Expenses:
Selling	–	174,180	–	174,180
Compensation - officers	120,000	–	–	120,000
Research and development	221,510	–	–	221,510
Professional fees	960,846	8,843	–	969,689
General and administrative	451,597	295,734	–	747,331
Total Operating Expenses	1,753,953	478,757	–	2,232,710

Income (Loss) from Operations	(1,583,721)	341,138	–	(1,242,583)

Other Income (Expense)
Interest income (expense), net	(440,943)	(1,571)	–	(442,514)
Total other expense	(440,943)	(1,571)	–	(442,514)

Income (Loss) before income taxes	(2,024,664)	339,567	–	(1,685,458)

Tax expense	–	2,361	–	2,361

Net Income (Loss)	$(2,024,664)	$337,206	$–	$(1,687,458)

Weight Average Number of Common Shares Outstanding - Basic and Diluted	37,778,614	–	–	37,778,614

Net Loss per common share
Basic and diluted	$(0.05)	–	–	$(0.04)

F-3

Focus Universal Inc.,

and AVX Design & Integration, Inc.

Pro Forma Consolidated Balance Sheet

As of March 31, 2019

(unaudited)

			Pro forma		Pro forma
	Focus	AVX	Adjustments		Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$3,366,986	$187,989	$–		$3,554,975
Accounts receivable	16,225	530,413	–		546,638
Accounts receivable - related party	2,000	–	–		2,000
Inventories, net	40,283	5,164	–		45,447
Other receivables	–	2,151	–		2,151
Prepaid expenses	71,640	–			71,640
Total Current Assets	3,497,134	725,717	–		4,222,851

Property and equipment, net	4,726,476	10,235	–		4,736,711
Operating lease right-of-use assets	–	184,416	–		184,416

Investment	890,716	–	(890,716)	a	–
Deposits	7,872	5,968			13,840
Goodwill	–	–	307,572	a	307,572

Total assets:	$9,122,198	$926,336	$(583,144)		$9,465,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$170,860	$77,803	$–		$248,663
Customer deposit	25,717	–	–		25,717
Current maturities of operating leases	–	51,329			51,329
Promissory note - short term	41,500	–	–		41,500
Total Current Liabilities	238,077	129,132	–		367,209
Non-current Liabilities
Promissory note - long term	8,500	–	–		8,500
Noncurrent operating leases	–	144,313	–		144,313

Total Liabilities	246,577	273,445	–		520,022

Stockholders' Equity (Deficit):
Common stock	40,959	2,000	(2,000)	a	40,959
Additional paid-in capital	13,343,659	–	–		13,343,659
Shares to be issued, common shares	11,491	–	–		11,491
Accumulated deficit	(4,520,488)	650,891	(581,144)	a	(4,450,741)
Total stockholders' equity	8,875,621	652,891	(583,144)		8,945,368

Total Liabilities and Stockholders' Equity	$9,122,198	$926,336	$(583,144)		$9,465,390

F-4

Focus Universal Inc.,

and AVX Design & Integration, Inc.

Pro Forma Consolidated Statement of Operation

For the three months ended March 31, 2019

(unaudited)

			Pro forma	Pro forma
	Focus	AVX	Adjustments	Consolidated

Revenue	$111,193	$724,100	$	$835,293
Revenue - related party	3,000	–		3,000
Total revenue	114,193	724,100		838,293

Cost of Revenue	87,179	173,234		260,413

Gross Profit	27,014	550,866		577,880

Operation Expenses:
Selling	–	91,849		91,849
Compensation - officers	30,000	21,775		51,775
Research and development	62,004	–		62,004
Professional fees	353,845	14,682		368,527
General and administrative	98,920	71,227		169,347
Total Operating Expenses	544,769	199,533		744,302

Loss from Operations	(517,755)	351,292		(166,422)

Other Income (Expense)
Interest income (expense), net	725	(41)		684
Total other expense	725	(41)		684

Loss before income taxes	(517,030)	351,292		(165,738)

Tax expense	–	–		–

Net Loss	$(517,030)	$351,292	$	$(165,738)

Weight Average Number of Common Shares Outstanding - Basic and Diluted	40,917,475			40,917,475

Net Loss per common shares - Basic and diluted	$(0.01)			$(0.00)

F-5

Focus Universal Inc.

and AVX Design & Integration, Inc.

Notes to Pro Forma Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

On March 15, 2019, Focus Universal Inc. (the “Company”) (OTCQB: FCUV) entered into a stock purchase agreement with AVX Design & Integration, Inc. (“AVX”) whereby the Company purchased 100% of the outstanding stock of AVX, an Internet of Things (“IoT”) installation company (the “Acquisition Transaction”). Pursuant to the Acquisition Transaction, the Company will purchase all 2,000 shares of the outstanding common stock of AVX for $875,000. The purchase price will be paid as follows: (1) $550,000 payable in cash at closing; (2) $275,000 payable in 39,286 shares of the Company’s common stock issued upon closing; and (3) $50,000 payable in the form of a secured promissory note at 6% interest over 12 months secured by six shares of AVX common stock.

AVX is an IoT installation and management company, based in southern California that was established in 1993 by Patrick Calderone. AVX is a design and installation provider for high performance Audio Visual, Home Theater, Lighting Control, Automation and Integration There are approximately 11 employees and is currently based in Culver City, California.

The accompanying pro forma consolidated balance sheet presents the accounts of The Company and AVX as if the transactions occurred December 31, 2018 and March 31, 2019. The accompanying pro forma consolidated statement of operations presents the accounts of the Company and AVX for the year ended December 31, 2018 and three months ended March 31, 2019 as if the transactions occurred on January 1, 2018 and 2019.

The following adjustments would be required if the acquisition occurred as indicated above:

a)	To record the purchase price allocation and to eliminate the common stock and retained earnings of AVX.

The unaudited consolidated pro forma financial information is presented for informational purposes only and is subject to a number of uncertainties and assumptions and do not purport to represent what the company’s actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

F-6